UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 3940

Strategic Funds, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	11/30/09

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for these series, as appropriate.

Dreyfus Select Managers Small Cap Value Fund Dreyfus U.S. Equity Fund Global Stock Fund International Stock Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus

Select Managers

Small Cap Value Fund

ANNUAL REPORT November 30, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
29	Report of Independent Registered
Public Accounting Firm
30	Board Members Information
33	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Select Managers
Small Cap Value Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this report for Dreyfus Select Managers Small Cap Value Fund, covering the period from December 17, 2008, the fund’s inception date, through November 30, 2009.

Evidence has continued to accumulate that the global recession is over and sustained economic recoveries have begun in the United States and worldwide. Central bank liquidity actions, accommodative monetary policies and economic stimulus programs in many different countries succeeded in calming the financial crisis, ending the recession and sparking the beginning of a global expansion.As 2009 draws to a close, economic policy remains stimulative in nearly every country in the world, and we expect these simultaneous stimuli to support a sustained but moderate global expansion in 2010.

The recovering economy has so far had a salutary impact on the U.S. stock market, as stock prices and commodity prices have risen in anticipation of renewed demand from consumers and businesses. However, for most of the reporting period, lower-quality securities led the market’s advance as investors sought bargains in the wake of economic and market turbulence. Only recently have we seen evidence that investors are focusing more intently on longer-term fundamentals, suggesting to us that market leadership in 2010 may shift to higher-quality stocks and more seasoned investment managers. As always, your financial advisor can help you prepare for the challenges and opportunities that lie ahead.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of December 17, 2008, the fund’s inception date, through November 30, 2009, as provided by Keith L. Stransky and Robert B. Mayerick, Portfolio Allocation Managers

Fund and Market Performance Overview

For the period between December 17, 2008, and November 30, 2009, Dreyfus Select Managers Small Cap Value Fund’s Class A shares achieved a total return of 21.92%, Class C shares returned 21.04%, and Class I shares returned 22.24%.1 In comparison, the Russell 2000Value Index (the “Index”), the fund’s benchmark Index, achieved a total return of 16.02% for the same period.2

Small-cap stocks rebounded over much of the reporting period as the U.S. economy stabilized in the wake of a severe recession and credit crisis. The fund achieved higher returns than its benchmark Index, primarily due to underweighted exposure to the troubled financials sector and an overweighted position in materials, the top performing sector, over the reporting period.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in the stocks of small-cap companies.The fund uses a “multi-manager” approach by selecting one or more sub-advisers to manage its assets.As the fund’s portfolio allocation managers, we seek sub-advisers that complement one another’s style of investing, consistent with the fund’s investment goal.We monitor and evaluate the performance of the sub-advisers and will recommend to Dreyfus and the fund’s board any changes based on our evaluations.

The fund’s assets currently are allocated among three sub-advisers, each acting independently of one another and using its own methodology to select portfolio investments. Currently 45% of the fund’s assets are allocated to Thompson, Siegel and Walmsley, LLC, which employs a combination of quantitative and qualitative security selection methods based on a four-factor valuation model.Another 43% are allocated to Walthausen & Co., LLC, which uses a proprietary valuation

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

model to identify companies that are trading at a discount to their intrinsic values.The remaining 12% of the fund’s assets are allocated to Riverbridge Partners, LLC, which focuses on companies that are building their earnings power and intrinsic value over long periods of time.

Small-Cap Stocks Rebounded Sharply

When the fund began operations, the world was in the midst of a global financial crisis that nearly led to the collapse of the international banking system. In addition, rising unemployment, declining housing markets and plunging consumer confidence had produced the most severe U.S. recession since the 1930s.

Although these influences had driven stocks to multi-year lows, market sentiment began to improve in March 2009 when it became clearer that aggressive remedial actions by the U.S. government and Federal Reserve Board — including historically low short-term interest rates, rescues of troubled corporations, massive economic stimulus programs and unprecedented injections of liquidity into the banking system — had helped thaw the frozen credit markets. Credit-market stabilization and a return to economic growth propelled stocks higher through the reporting period’s end.

Allocation Strategy Enhanced Relative Performance

In the midst of heightened market volatility, we initially allocated the fund’s assets among the sub-advisers in the following proportions: 40% to Thompson, Siegel and Walmsley; 40% to Walthausen; and 20% to Riverbridge Partners. Through these investments, the fund began operations with relatively light exposure to the troubled financials sector. In addition, the fund’s stock selection strategies added value in the financials sector, with particularly strong results from Ocwen Financial, a servicer of non-performing loans. The fund also received positive contributions from the materials sector, an area of relatively heavy emphasis. Chemicals producer Solutia, which had been severely punished during the downturn, rebounded sharply in the rally as earnings came in better than expected.

On the other hand, the industrials sector produced disappointing results over the fund’s first year of operations. An overweighted position in the lagging market sector undermined relative performance, as

4

did holdings such as piping systems specialist Team Inc., industrial supplies provider Thermadyne Holdings and printing solutions company Innerworkings, all of which suffered early in the reporting period amid global economic concerns.Although these stocks gained value during the rally, it was not enough to fully offset earlier weakness.

Over the course of the reporting period, we shifted the fund’s allocations among the three sub-advisers in anticipation of changing market conditions. We increased the allocation to Thompson, Siegel and Walmsley and Walthausen by five percentage points and three percentage points, respectively. Our allocation to Riverbridge Partners, correspondingly, fell by eight percentage points.

Positioned for a Recovering Market

As of the reporting period’s end, we have seen evidence that investor sentiment may be shifting from lower-quality stocks which have led during the explosive market rebound off the March lows to companies with more sound business fundamentals. The fund’s underlying investments appear to reflect this market outlook, with overweighted positions in the information technology, health care and industrials sectors, all of which represent areas of relatively consistent growth where revenues seem poised to increase. In our judgment, these areas of emphasis position the fund for a market environment in which companies are likely to be rewarded for their ability to grow revenues despite a subpar economic recovery.

December 15, 2009

1

Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through April 1, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2

SOURCE: Bloomberg — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Select Managers Small Cap Value Fund Class A shares, Class C shares and Class I shares and the Russell 2000 Value Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus Select Managers Small Cap Value Fund on 12/17/08 (inception date) to a $10,000 investment made in the Russell 2000 Value Index (the “Index”) on that date. For comparative purposes, the value of the Index on 12/31/08 is used as the beginning value on 12/17/08. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares, the contingent deferred sales charge on Class C shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund expenses, including expense reimbursements, if applicable, is contained in the Expenses section of the prospectus and elsewhere in this report.

6

Actual Aggregate Total Returns as of 11/30/09

	Inception	From
	Date	Inception
Class A shares
with maximum sales charge (5.75%)	12/17/08	14.93%
without sales charge	12/17/08	21.92%
Class C shares
with applicable redemption charge †	12/17/08	20.04%
without redemption	12/17/08	21.04%
Class I shares	12/17/08	22.24%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Select Managers Small CapValue Fund from June 1, 2009 to November 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2009

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 7.63	$ 11.69	$ 6.27
Ending value (after expenses)	$1,174.10	$1,169.30	$1,176.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2009

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 7.08	$ 10.86	$ 5.82
Ending value (after expenses)	$1,018.05	$1,014.29	$1,019.30

† Expenses are equal to the fund’s annualized expense ratio of 1.40% for Class A, 2.15% for Class C and 1.15%
for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

November 30, 2009

Common Stocks—95.7%	Shares	Value ($)
Consumer Discretionary—13.3%
Aaron’s	16,000	401,120
America’s Car-Mart	11,900 [a]	287,861
Brink’s Home Security Holdings	10,200 [a]	333,744
Cabela’s	20,350 [a]	245,421
California Pizza Kitchen	29,900 [a]	375,544
Carter’s	15,400 [a]	334,950
Cheesecake Factory	7,950 [a]	149,698
CSS Industries	25,300	469,315
Deckers Outdoor	4,000 [a]	370,520
Delta Apparel	5,990 [a]	61,397
Dress Barn	16,575 [a]	355,865
Drew Industries	33,700 [a]	652,095
Ethan Allen Interiors	26,050	302,440
Gentex	14,125	234,757
Interval Leisure Group	48,300 [a]	552,552
Isle of Capri Casinos	23,900 [a]	180,923
Jack in the Box	17,800 [a]	332,326
Jo-Ann Stores	21,500 [a]	717,240
JoS. A. Bank Clothiers	12,600 [a]	514,206
Knoll	30,900	300,348
Lifetime Brands	89,000 [a]	551,800
Nobel Learning Communities	33,350 [a]	260,130
Peet’s Coffee & Tea	7,700 [a]	250,712
Polaris Industries	8,300	362,129
Snap-On	10,825	391,324
Universal Technical Institute	3,200 [a]	60,448
WMS Industries	8,300 [a]	322,704
		9,371,569
Consumer Staples—3.2%
Andersons	15,100	394,563
Flowers Foods	18,200	416,598
Hain Celestial Group	3,681 [a]	63,829
Overhill Farms	20,100 [a]	115,776
Sally Beauty Holdings	72,400 [a]	505,352
TNS	20,200 [a]	506,010
United Natural Foods	9,500 [a]	239,495
		2,241,623

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Energy—6.4%
Arena Resources	12,150 [a]	496,813
Brigham Exploration	36,000 [a]	375,840
Bristow Group	11,100 [a]	380,952
GMX Resources	32,500 [a]	379,600
Gulfport Energy	43,750 [a]	416,062
Holly	15,900	404,655
Matrix Service	33,400 [a]	285,904
McMoRan Exploration	57,900 [a]	420,354
Northern Oil and Gas	37,800 [a]	345,870
Smith International	1,750	47,565
Southwest Gas	12,900	338,109
Swift Energy	13,300 [a]	285,551
Whiting Petroleum	4,650 [a]	289,462
		4,466,737
Financial—18.1%
Altisource Portfolio Solutions	22,233 [a]	358,841
American Physicians Capital	7,233	197,316
Baldwin & Lyons, Cl. B	5,075	117,638
BioMed Realty Trust	28,500 [b]	390,165
Bryn Mawr Bank	10,300	154,809
Capstead Mortgage	35,100 [b]	501,228
Cash America International	19,500	627,120
Cass Information Systems	3,650	102,784
City Holding	9,400	306,628
CNA Surety	16,375 [a]	220,244
Community Bank System	16,525	306,704
EZCORP, Cl. A	26,300 [a]	388,451
First Cash Financial Services	23,900 [a]	456,490
Hallmark Financial Services	71,700 [a]	551,373
Horace Mann Educators	34,900	419,498
IBERIABANK	8,900	504,897
Investment Technology Group	17,200 [a]	313,900
LaSalle Hotel Properties	15,100 [b]	281,313
Max Capital Group	24,300	529,497
National Western Life Insurance	2,850	486,324

10

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Navigators Group	7,500 [a]	349,575
Ocwen Financial	112,650 [a]	1,049,898
Omega Healthcare Investors	33,700 [b]	609,633
Platinum Underwriters Holdings	9,200	324,668
Portfolio Recovery Associates	5,400 [a]	243,162
PS Business Parks	8,700 [b]	413,598
RLI	8,000	403,440
Selective Insurance Group	25,400	396,240
Sterling Bancshares	40,400	202,808
Suffolk Bancorp	5,150	138,689
SVB Financial Group	9,000 [a]	340,740
Tower Group	16,400	404,752
Walter Investment Management	52,900	644,322
		12,736,745
Health Care—7.7%
Abaxis	4,500 [a]	101,115
Allscripts-Misys Healthcare Solutions	10,650 [a]	204,480
Amedisys	10,800 [a]	400,032
AngioDynamics	11,875 [a]	184,656
Bio-Reference Laboratories	3,000 [a]	98,400
Cepheid	23,250 [a]	287,835
Chemed	5,625	254,138
Health Management Associates, Cl. A	69,100 [a]	423,583
HealthSpring	7,500 [a]	124,200
Hill-Rom Holdings	25,875	573,907
IPC The Hospitalist	4,000 [a]	125,840
MEDNAX	4,200 [a]	236,082
MEDTOX Scientific	3,250 [a]	28,925
Neogen	4,700 [a]	152,938
PAREXEL International	22,000 [a]	264,220
PDL BioPharma	29,100	189,150
Questcor Pharmaceuticals	58,700 [a]	252,410
RehabCare Group	10,800 [a]	304,236
Somanetics	314 [a]	4,500
SXC Health Solutions	10,300 [a]	522,107

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Techne	2,700	183,276
USANA Health Sciences	1,450 [a]	46,530
Vital Images	32,400 [a]	409,536
		5,372,096
Industrial—17.6%
AAON	10,975	207,866
Atlas Air Worldwide Holdings	11,100 [a]	325,230
Avis Budget Group	25,200 [a]	245,700
Beacon Roofing Supply	10,300 [a]	158,311
CDI	9,725	115,533
Corporate Executive Board	16,350	342,696
CoStar Group	2,350 [a]	93,365
Curtiss-Wright	12,800	364,288
Dynamex	3,600 [a]	62,640
Force Protection	49,500 [a]	255,420
Forward Air	3,850	87,241
GATX	12,100	349,327
GeoEye	13,300 [a]	414,561
Global Power Equipment Group	54,000 [a]	77,220
Hawaiian Holdings	68,000 [a]	425,000
Hexcel	31,600 [a]	333,380
Innerworkings	15,350 [a]	78,899
K-Tron International	5,500 [a]	527,175
Ladish	33,700 [a]	468,093
Layne Christensen	16,300 [a]	424,126
LKQ	11,100 [a]	193,473
Lydall	120,600 [a]	683,802
McGrath Rentcorp	18,325	378,778
Methode Electronics	37,300	296,908
Mobile Mini	4,750 [a]	72,247
NN	50,200 [a]	191,764
Old Dominion Freight Line	5,700 [a]	150,936
Orbital Sciences	23,684 [a]	296,761
Orion Marine Group	20,100 [a]	371,649
Portec Rail Products	35,050	310,543
Resources Connection	10,150 [a]	195,590

12

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Ritchie Brothers Auctioneers	7,250	172,695
Rollins	13,250	235,452
School Specialty	17,125 [a]	390,450
Schulman (A.)	15,400	251,328
Standex International	45,800	835,850
Sterling Construction	14,200 [a]	245,660
Team	19,700 [a]	323,080
Thermadyne Holdings	109,900 [a]	692,370
Thomas & Betts	18,650 [a]	680,725
Xerium Technologies	142,325 [a]	71,163
		12,397,295
Information Technology—14.7%
Actuate	21,700 [a]	87,451
American Science & Engineering	5,800	403,390
ANSYS	4,300 [a]	167,442
Astro-Med	14,600 [a]	102,638
Cabot Microelectronics	3,350 [a]	102,476
Computer Programs & Systems	9,600	443,424
Concur Technologies	2,225 [a]	82,459
CSG Systems International	31,450 [a]	608,872
DealerTrack Holdings	7,125 [a]	121,553
Digi International	16,650 [a]	131,369
Echelon	8,200 [a]	90,692
Euronet Worldwide	23,500 [a]	499,140
F5 Networks	4,425 [a]	208,108
Fair Isaac	20,700	377,775
FARO Technologies	3,725 [a]	72,675
Forrester Research	4,850 [a]	121,493
Global Cash Access Holdings	26,775 [a]	199,206
Guidance Software	7,850 [a]	44,196
Hutchinson Technology	144,200 [a]	1,025,262
MAXIMUS	3,250	151,093
Multi-Fineline Electronix	10,200 [a]	254,286
Napco Security Technologies	6,000 [a]	10,860
National Instruments	8,950	255,344
NCI, Cl. A	10,400 [a]	261,664

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Net 1 UEPS Technologies	28,800 [a]	537,984
Power Integrations	5,550	186,425
Quality Systems	674	40,096
Rudolph Technologies	4,350 [a]	28,275
S1	88,100 [a]	525,076
Semtech	12,300 [a]	197,046
Standard Microsystems	12,900 [a]	248,196
Stratasys	7,250 [a]	107,663
TeleCommunication Systems, Cl. A	54,600 [a]	460,278
Telvent GIT	3,800	121,372
TIBCO Software	47,600 [a]	409,360
Ultimate Software Group	7,000 [a]	188,510
United Online	57,700	392,360
Verint Systems	5,850 [a]	99,040
Vishay Intertechnology	131,100 [a]	950,475
		10,315,024
Materials—10.1%
Arch Chemicals	17,450	467,835
Bemis	14,650	429,245
Commercial Metals	17,125	272,288
Hawk, Cl. A	43,400 [a]	707,420
Horsehead Holding	29,300 [a]	328,746
KapStone Paper and Packaging	70,750 [a]	501,618
Landec	10,700 [a]	67,196
LSB Industries	18,250 [a]	223,015
Lumber Liquidators	21,200 [a]	500,744
Mercer International	80,300 [a]	252,945
Olin	26,400	442,728
Royal Gold	8,400	452,088
RTI International Metals	16,300 [a]	322,903
Schweitzer-Mauduit International	9,900	609,444
Solutia	85,200 [a]	917,604
Thompson Creek Metals	42,700 [a]	511,546
Zoltek	7,450 [a]	66,901
		7,074,266

14

Common Stocks (continued)	Shares	Value ($)
Telecommunication Services—2.7%
3Com	83,300 [a]	613,921
Arris Group	42,000 [a]	419,580
Comtech Telecommunications	15,200 [a]	436,848
Syniverse Holdings	28,300 [a]	448,838
		1,919,187
Utilities—1.9%
Cleco	30,700	783,464
El Paso Electric	28,900 [a]	572,220
		1,355,684

Total Investments (cost $64,496,008)	95.7%	67,250,226
Cash and Receivables (Net)	4.3%	3,034,886
Net Assets	100.0%	70,285,112

a Non-income producing security.
b Investment in Real Estate Investment Trust.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	18.1	Energy	6.4
Industrial	17.6	Consumer Staples	3.2
Information Technology	14.7	Telecommunication Services	2.7
Consumer Discretionary	13.3	Utilities	1.9
Materials	10.1
Health Care	7.7		95.7

† Based on net assets.
See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2009

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		64,496,008	67,250,226
Cash			5,877,928
Receivable for shares of Common Stock subscribed			538,000
Receivable for investment securities sold			172,280
Dividends and interest receivable			76,955
Prepaid expenses			44,504
			73,959,893
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			45,554
Payable for investment securities purchased			3,498,519
Payable for shares of Common Stock redeemed			68,242
Accrued expenses			62,466
			3,674,781
Net Assets ($)			70,285,112
Composition of Net Assets ($):
Paid-in capital			67,455,063
Accumulated undistributed investment income—net			34,437
Accumulated net realized gain (loss) on investments			41,394
Accumulated net unrealized appreciation
(depreciation) on investments			2,754,218
Net Assets ($)			70,285,112

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	6,288,897	617,293	63,378,922
Shares Outstanding	412,597	40,791	4,149,062
Net Asset Value Per Share ($)	15.24	15.13	15.28

See notes to financial statements.

16

STATEMENT OF OPERATIONS

From December 17, 2008 (commencement of operations) to November 30, 2009

Investment Income ($):
Income:
Cash dividends (net of $189 foreign taxes withheld at source)	276,664
Expenses:
Management fee—Note 3(a)	177,133
Prospectus and shareholders’ reports	77,100
Registration fees	48,836
Auditing fees	47,150
Custodian fees—Note 3(c)	46,989
Shareholder servicing costs—Note 3(c)	14,621
Distribution fees—Note 3(b)	3,825
Directors’ fees and expenses—Note 3(d)	1,370
Legal fees	1,160
Loan commitment fees—Note 2	7
Miscellaneous	20,328
Total Expenses	438,519
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(193,411)
Less—reduction in fees due to earnings credits—Note 1(b)	(24)
Net Expenses	245,084
Investment Income—Net	31,580
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	41,230
Net unrealized appreciation (depreciation) on investments	2,754,218
Net Realized and Unrealized Gain (Loss) on Investments	2,795,448
Net Increase in Net Assets Resulting from Operations	2,827,028

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

From December 17, 2008 (commencement of operations) to November 30, 2009

Operations ($):
Investment income—net	31,580
Net realized gain (loss) on investments	41,230
Net unrealized appreciation (depreciation) on investments	2,754,218
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,827,028
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	5,163,231
Class C Shares	512,567
Class I Shares	62,682,484
Cost of shares redeemed:
Class I Shares	(900,198)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	67,458,084
Total Increase (Decrease) in Net Assets	70,285,112
Net Assets ($):
Beginning of period	—
End of Period	70,285,112
Undistributed investment income—net	34,437
Capital Share Transactions (Shares):
Class A
Shares sold	412,597
Class C
Shares sold	40,791
Class I
Shares sold	4,211,462
Shares redeemed	(62,400)
Net Increase (Decrease) in Shares Outstanding	4,149,062

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from December 17, 2008 (commencement of operations) to November 30, 2009.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Class A	Class C	Class I
	Shares	Shares	Shares
Per Share Data ($):
Net asset value, beginning of period	12.50	12.50	12.50
Investment Operations:
Investment income (loss)—net[a]	.00[b]	(.10)	.03
Net realized and unrealized
gain (loss) on investments	2.74	2.73	2.75
Total from Investment Operations	2.74	2.63	2.78
Net asset value, end of period	15.24	15.13	15.28
Total Return (%)[c]	21.92[d]	21.04[d]	22.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	2.94	3.70	1.91
Ratio of net expenses to average net assets[e]	1.40	2.15	1.15
Ratio of net investment income
(loss) to average net assets[e]	(.02)	(.77)	.26
Portfolio Turnover Rate[c]	48.43	48.43	48.43
Net Assets, end of period ($ x 1,000)	6,289	617	63,379

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Not annualized.
d Exclusive of sales charge.
e Annualized.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Select Managers Small Cap Value Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund, which commenced operations on December 17, 2008.The fund’s investment objective seeks capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. EACM Advisors LLC (“EACM”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s portfolio allocation manager. EACM has currently selected Thompson, Seigel and Walmsley, LLC (“TS&W”), Walthausen & Co., LLC (“Walthausen”) and Riverbridge Partners, LLC (“Riverbridge”) as the fund’s sub-investment advisers.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of November 30, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 400,000 Class A shares and 40,000 Class C shares.

20

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

22

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2009 in valuing the fund’s investments:

Level 1—	Level 2—Other	Level 3—
Unadjusted	Significant	Significant
Quoted	Observable	Unobservable
Prices	Inputs	Inputs	Total

Assets ($)
Investments in Securities:
Equity Securities—

Domestic†	65,653,684	—	—	65,653,684
Equity Securities—
Foreign†	1,596,542	—	—	1,596,542

† See Statement of Investments for industry classification.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The period ended November 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2009, the components of accumulated earnings on a tax basis were as follows: ordinary income $230,764, undistributed capital gains $89 and unrealized appreciation $2,599,196.

24

During the period ended November 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for fund start-up costs and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $2,857, increased accumulated net realized gain/(loss) on investments by $164 and decreased paid-in capital by $3,021. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participated with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 14, 2009, the $145 million unsecured credit facility with Citibank,N.A.,was increased to $215 million and effective December 10, 2009, was further increased to $225 million.The fund continues participation in the $300 million unsecured credit facility provided by The Bank of NewYork Mellon. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2009, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with Dreyfus, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, until April 1, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that annual fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrow-

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

ings and extraordinary expenses) do not exceed 1.15% of the value of the fund’s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $193,411 during the period ended November 30, 2009.

Pursuant to separate Sub-Investment Advisory Agreements (each, a “Sub-Investment Advisory Agreement”) between Dreyfus, TS&W, Walthausen and Riverbridge, each Sub-Investment Advisory Agreement will continue until November 30,2010.Dreyfus paysTS&W,Walthausen and Riverbridge a monthly fee at an annual percentage of the fund’s average daily net assets.

During the period ended November 30, 2009, the Distributor retained $20 from commissions earned on sales of the fund's Class A shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended November 30, 2009, Class C shares were charged $3,825 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2009, Class A and Class C shares were charged $12,931 and $1,275, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.

26

During the period ended November 30, 2009, the fund was charged $302 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2009, the fund was charged $24 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2009, the fund was charged $46,989 pursuant to the custody agreement.

During the period ended November 30, 2009, the fund was charged $6,539 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $45,465, Rule 12b-1 distribution plan fees $384, shareholder services plan fees $1,431, custodian fees $11,947, chief compliance officer fees $4,454 and transfer agency per account fees $43, which are offset against an expense reimbursement currently in effect in the amount of $18,170.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2009, amounted to $74,729,260 and $10,274,482, respectively.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended November 30, 2009. These disclosures did not impact the notes to the financial statements.

At November 30, 2009, the cost of investments for federal income tax purposes was $64,651,030; accordingly, accumulated net unrealized appreciation on investments was $2,599,196, consisting of $5,012,098 gross unrealized appreciation and $2,412,902 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through January 27, 2010, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the following:

Effective December 10, 2009, the Citibank, N.A. Facility was increased to $225 million as noted in Note 2.

On December 23, 2009, the fund and Dreyfus received an exemptive order from the SEC that permits the fund, subject to certain conditions and approval by the fund’s board, to hire and replace sub-advisers and modify subadvisory arrangements without obtaining shareholder approval. The fund’s board has approved Neuberger Berman Management LLC as an additional subadviser to the fund, effective January 21, 2010.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

Dreyfus Select Managers Small Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Select Managers Small CapValue Fund (one of the series comprising Strategic Funds, Inc.) as of November 30,2009,and the related statements of operations and changes in net assets and financial highlights for the period from December 17, 2008 (commencement of operations) to November 30, 2009.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and others.We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Select Managers Small Cap Value Fund at November 30, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 17, 2008 to November 30, 2009, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 27, 2010

The Fund 29

30

The Fund 31

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

32

The Fund 33

34

The Fund 35

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2010 MBSC Securities Corporation

Dreyfus

U.S. Equity Fund

ANNUAL REPORT November 30, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
28	Report of Independent Registered
Public Accounting Firm
29	Important Tax Information
30	Information About the Review and Approval
of the Fund’s Management Agreement
35	Board Members Information
38	Officers of the Fund

FOR MORE INFORMATION
Back Cover

Dreyfus
U.S. Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus U.S. Equity Fund, covering the period from December 1, 2008, through November 30, 2009.

Evidence has continued to accumulate that the global recession is over and sustained economic recoveries have begun in the United States and worldwide. Central bank liquidity actions, accommodative monetary policies and economic stimulus programs in many different countries succeeded in calming the financial crisis, ending the recession and sparking the beginning of a global expansion.As 2009 draws to a close, economic policy remains stimulative in nearly every country in the world, and we expect these simultaneous stimuli to support a sustained but moderate global expansion in 2010.

The recovering economy has so far had a salutary impact on the U.S. stock market, as stock prices and commodity prices have risen in anticipation of renewed demand from consumers and businesses. However, for most of the reporting period, lower-quality securities led the market’s advance as investors sought bargains in the wake of economic and market turbulence. Only recently have we seen evidence that investors are focusing more intently on longer-term fundamentals,suggesting to us that market leadership in 2010 may shift to higher-quality stocks and more seasoned investment managers.As always, your financial advisor can help you prepare for the challenges and opportunities that lie ahead.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2008, through November 30, 2009, as provided by Jane Henderson and Roy Leckie of Walter Scott & Partners Limited (Walter Scott), Sub-investment adviser

Fund and Market Performance Overview

For the 12-month period ended November 30, 2009, Dreyfus U.S. Equity Fund’s Class A shares achieved a return of 28.19%, Class C shares returned 27.11% and Class I shares returned 28.36%.1 In comparison, the fund’s benchmark index, the Morgan Stanley Capital International USA Index (the “MSCI USA Index”), achieved a 25.26% return over the same period.2

U.S. stocks rallied sharply when economic conditions and credit markets stabilized in the wake of the global recession and banking crisis. The fund produced higher returns than its benchmark, due primarily to the strength of Walter Scott’s bottom-up security selection process, which was particularly successful in the energy, consumer discretionary, and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks long-term real return by investing in stocks of companies with market capitalization in excess of $1 billion that are located in the United States.When selecting stocks,Walter Scott seeks companies with fundamental strengths that indicate the potential for sustainable growth. The firm focuses on individual stock selection through extensive fundamental research. Candidates are initially selected for research if they meet certain broad absolute and trend criteria. Financial statements are analysed in an effort to identify the nature of their operating margins and to understand the variables that add value to their businesses. Companies meeting the financial criteria are subjected to a detailed investigation of their products, costs and pricing, competition, industry position and outlook. Only stocks with a reasonable price to earnings valuation are then chosen.

U.S. Stocks Rallied in Anticipation of Economic Recovery

In the weeks prior to the reporting period, the failures of several major financial institutions nearly led to the collapse of the international

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

banking system as declining mortgage-related investment values sent shockwaves around the world. Meanwhile, a rising unemployment rate, slumping housing prices and depressed consumer confidence exacerbated the most severe U.S. economic downturn since the 1930s. These influences fueled a bear market that drove U.S. stock market averages to multi-year lows in the first quarter of 2009.

However, market sentiment began to improve in March, as low interest rates, liquidity enhancements, a massive economic stimulus program, rescues of troubled corporations and other remedial measures adopted by the nation’s monetary and government authorities gained traction. Mounting evidence of recovering credit markets and economic stabilization supported a sustained stock market rally through the reporting period’s end. The rally was led by the hard-hit financials sector and lower-quality stocks that had been punished most severely during the downturn.

Security Selections Boosted Relative Results

The portfolios defensive structure in the midst of the recession and financial crisis helped cushion the full effect of the downturn.The fund also scored above-average returns during the rally, helping it outperform its benchmark for the reporting period overall.

The bottom-up stock selection strategy fared well in the energy sector, where exploration-and-production companies and oil services providers benefited from recovering commodity prices.Top performers in the energy sector included hydraulic fracturing specialist CARBO Ceramics and contract driller Helmerich & Payne. Strong results from these positions more than offset relative weakness among large integrated energy producers, such as industry leader Exxon Mobil.The fund also scored a number of successes in the consumer discretionary sector, where low-cost apparel retailer TJX Cos. benefited from increased demand from budget-conscious consumers. Ubiquitous coffee chain Starbucks also advanced after investors responded positively to the company’s restructuring plans. The information technology sector proved to be one of the benchmark’s stronger performers and represented an area of outperformance for the fund. Electronic connectors manufacturer Amphenol was a standout among the fund’s technology holdings as it held up well during the downturn and participated substantially in the rally.

4

Performance from several health care companies weighed on performance during the reporting period.The contentious debate regarding health care reform legislation sparked heightened volatility in the sector. Contract research-and-development provider Pharmaceutical Product Development retreated from a relatively rich valuation and drug developer Eli Lilly & Co. lagged sector averages as investors turned away from traditionally defensive investments during the rally. Among individual stocks, industrial company FLIR Systems fared relatively poorly due to global economic concerns.

Still Finding Opportunities in a Recovering Market

Although Walter Scott expects returns from the U.S. stock market to moderate from the levels achieved during the reporting period, the stock selection process has continued to identify fundamentally sound companies that are expanding profits by growing their revenues, not just cutting costs. Indeed, Walter Scott believes that the 2010 market environment may be particularly well suited to this approach,as the end of government liquidity and economic stimulus programs, together with continued deleveraging among consumers and business, appears likely to produce sub-par U.S. economic growth.Walter Scott believes that such an environment may dampen corporate earnings growth and draw sharper distinctions between winners and losers within economic sectors.

December 15, 2009

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

1

Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through April 1, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2

SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International USA (MSCI USA) Index is an unmanaged, market capitalization weighted index that is designed to measure the performance of publicly traded stocks issued by companies in the United States.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus U.S. Equity Fund Class A shares, Class C shares and Class I shares and the Morgan Stanley Capital International USA Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus U.S. Equity Fund on 5/30/08 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International USA Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly traded stocks issued by companies in the United States. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 11/30/09

	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (5.75%)	5/30/08	20.79%	–7.92%
without sales charge	5/30/08	28.19%	–4.22%
Class C shares
with applicable redemption charge†	5/30/08	26.11%	–4.97%
without redemption	5/30/08	27.11%	–4.97%
Class I shares	5/30/08	28.36%	–4.00%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S. Equity Fund from June 1, 2009 to November 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2009

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 7.75	$ 11.88	$ 6.37
Ending value (after expenses)	$1,209.10	$1,203.70	$1,211.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2009

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 7.08	$ 10.86	$ 5.82
Ending value (after expenses)	$1,018.05	$1,014.29	$1,019.30

† Expenses are equal to the fund’s annualized expense ratio of 1.40% for Class A, 2.15% for Class C and 1.15%
for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

November 30, 2009

Common Stocks—97.4%	Shares	Value ($)
Consumer Discretionary—8.7%
McDonald’s	2,500	158,125
NIKE, Cl. B	2,100	136,269
Starbucks	5,900 [a]	129,210
TJX Cos.	3,100	118,978
		542,582
Consumer Staples—13.2%
Colgate-Palmolive	1,500	126,285
PepsiCo	2,400	149,328
Procter & Gamble	2,200	137,170
SYSCO	4,800	129,792
Wal-Mart Stores	2,500	136,375
Walgreen	3,700	143,893
		822,843
Energy—10.9%
Anadarko Petroleum	1,400	83,342
Apache	1,200	114,336
CARBO Ceramics	1,100	65,252
Diamond Offshore Drilling	1,210	120,443
EOG Resources	660	57,083
Occidental Petroleum	1,500	121,185
Schlumberger	1,850	118,197
		679,838
Financial—1.8%
MasterCard, Cl. A	470	113,204
Health Care—22.1%
Abbott Laboratories	2,400	130,776
C.R. Bard	1,950	160,310
Covance	2,200 [a]	116,842
Gilead Sciences	3,000 [a]	138,150
Johnson & Johnson	2,200	138,248
Medtronic	3,400	144,296
Pharmaceutical Product Development	6,700	143,648
Resmed	2,600 [a]	130,702
Stryker	2,800	141,120
Varian Medical Systems	2,900 [a]	135,546
		1,379,638

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial—11.9%
Boeing	2,600	136,266
C.H. Robinson Worldwide	2,100	117,054
Donaldson	2,700	114,750
Fastenal	3,700	137,196
Rockwell Collins	2,500	133,650
United Technologies	1,600	107,584
		746,500
Materials—4.8%
Ecolab	3,200	143,712
Monsanto	1,900	153,425
		297,137
Technology—24.0%
Adobe Systems	3,500 [a]	122,780
Amphenol, Cl. A	3,800	156,560
Automatic Data Processing	3,600	156,420
Cisco Systems	5,500 [a]	128,700
Dolby Laboratories, Cl. A	3,000 [a]	134,160
FLIR Systems	4,600 [a]	132,020
Intel	6,700	128,640
Microsoft	5,100	149,991
Oracle	6,200	136,896
Paychex	3,800	119,130
QUALCOMM	3,100	139,500
		1,504,797
Total Common Stocks
(cost $6,086,156)		6,086,539

10

Other Investment—3.0%			Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $186,000)			186,000 [b]	186,000

Total Investments (cost $6,272,156)			100.4%	6,272,539
Liabilities, Less Cash and Receivables			(.4%)	(21,998)
Net Assets			100.0%	6,250,541

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
Value (%)				Value (%)
Technology		24.0	Consumer Discretionary	8.7
Health Care		22.1	Materials	4.8
Consumer Staples		13.2	Money Market Investment	3.0
Industrial		11.9	Financial	1.8
Energy		10.9		100.4

†	Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2009

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		6,086,156	6,086,539
Affiliated issuers		186,000	186,000
Cash			6,743
Dividends and interest receivable			10,375
Prepaid expenses			10,997
			6,300,654
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			1,602
Payable for shares of Capital Stock redeemed			1,030
Accrued expenses			47,481
			50,113
Net Assets ($)			6,250,541
Composition of Net Assets ($):
Paid-in capital			6,423,292
Accumulated undistributed investment income—net			12,940
Accumulated net realized gain (loss) on investments			(186,074)
Accumulated net unrealized appreciation
(depreciation) on investments			383
Net Assets ($)			6,250,541

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	3,883,841	497,111	1,869,589
Shares Outstanding	332,414	42,920	159,742
Net Asset Value Per Share ($)	11.68	11.58	11.70

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended November 30, 2009

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	79,766
Affiliated issuers	240
Total Income	80,006
Expenses:
Management fee—Note 3(a)	33,093
Registration fees	65,771
Auditing fees	41,092
Shareholder servicing costs—Note 3(c)	9,838
Prospectus and shareholders’ reports	4,431
Distribution fees—Note 3(b)	3,568
Custodian fees—Note 3(c)	2,788
Directors’ fees and expenses—Note 3(d)	1,004
Legal fees	364
Loan commitment fees—Note 2	22
Miscellaneous	42,677
Total Expenses	204,648
Less—expense reimbursement from The Dreyfus Corporation
due to undertaking—Note 3(a)	(140,994)
Less—reduction in fees due to earnings credits—Note 1(b)	(37)
Net Expenses	63,617
Investment Income—Net	16,389
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(120,977)
Net unrealized appreciation (depreciation) on investments	1,289,284
Net Realized and Unrealized Gain (Loss) on Investments	1,168,307
Net Increase in Net Assets Resulting from Operations	1,184,696

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2009[a]	2008[b]
Operations ($):
Investment income—net	16,389	5,843
Net realized gain (loss) on investments	(120,977)	(65,097)
Net unrealized appreciation
(depreciation) on investments	1,289,284	(1,288,901)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,184,696	(1,348,155)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(8,282)	—
Class I Shares	(1,800)	—
Class T Shares	(520)	—
Total Dividends	(10,602)	—
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	589,868	3,561,934
Class C Shares	21,427	510,157
Class I Shares	1,270,836	500,000
Class T Shares	—	500,000
Dividends reinvested:
Class A Shares	162	—
Cost of shares redeemed:
Class A Shares	(163,960)	—
Class I Shares	(8,622)	—
Class T Shares	(357,200)	—
Increase (Decrease) in Net Assets from
Capital Stock Transactions	1,352,511	5,072,091
Total Increase (Decrease) in Net Assets	2,526,605	3,723,936
Net Assets ($):
Beginning of Period	3,723,936	—
End of Period	6,250,541	3,723,936
Undistributed investment income—net	12,940	7,153

14

	Year Ended November 30,
	2009[a]	2008[b]
Capital Share Transactions:
Class Ac
Shares sold	63,854	286,338
Shares issued for dividends reinvested	18	—
Shares redeemed	(17,796)	—
Net Increase (Decrease) in Shares Outstanding	46,076	286,338
Class C
Shares sold	1,812	41,108
Class I
Shares sold	120,473	40,000
Shares redeemed	(731)	—
Net Increase (Decrease) in Shares Outstanding	119,742	40,000
Class Tc
Shares sold	—	40,000
Shares redeemed	(40,000)	—
Net Increase (Decrease) in Shares Outstanding	(40,000)	40,000

a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b From May 30, 2008 (commencement of operations) to November 30, 2008.
c On the close of business on February 4, 2009, 40,000 Class T shares representing $357,200 were converted to
40,000 Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	9.14	12.50
Investment Operations:
Investment income—net[b]	.04	.02
Net realized and unrealized gain (loss) on investments	2.53	(3.38)
Total from Investment Operations	2.57	(3.36)
Distributions:
Dividends from investment income—net	(.03)	—
Net asset value, end of period	11.68	9.14
Total Return (%)[c]	28.19	(26.88)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.65	5.54[e]
Ratio of net expenses to average net assets	1.40	1.40[e]
Ratio of net investment income to average net assets	.42	.33[e]
Portfolio Turnover Rate	31.79	7.98[d]
Net Assets, end of period ($ x 1,000)	3,884	2,618

a From May 30, 2008 (commencement of operations) to November 30, 2008.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

16

	Year Ended November 30,
Class C Shares	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	9.11	12.50
Investment Operations:
Investment (loss)—net[b]	(.03)	(.02)
Net realized and unrealized gain (loss) on investments	2.50	(3.37)
Total from Investment Operations	2.47	(3.39)
Net asset value, end of period	11.58	9.11
Total Return (%)[c]	27.11	(27.12)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	5.83	6.30[e]
Ratio of net expenses to average net assets	2.15	2.14[e]
Ratio of net investment (loss) to average net assets	(.27)	(.41)[e]
Portfolio Turnover Rate	31.79	7.98[d]
Net Assets, end of period ($ x 1,000)	497	374

a From May 30, 2008 (commencement of operations) to November 30, 2008.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class I Shares	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	9.16	12.50
Investment Operations:
Investment income—net[b]	.05	.03
Net realized and unrealized gain (loss) on investments	2.54	(3.37)
Total from Investment Operations	2.59	(3.34)
Distributions:
Dividends from investment income—net	(.05)	—
Net asset value, end of period	11.70	9.16
Total Return (%)	28.36	(26.72)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.77	5.25[d]
Ratio of net expenses to average net assets	1.15	1.14[d]
Ratio of net investment income to average net assets	.54	.59[d]
Portfolio Turnover Rate	31.79	7.98[c]
Net Assets, end of period ($ x 1,000)	1,870	366

a From May 30, 2008 (commencement of operations) to November 30, 2008.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Equity Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective seeks long-term total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.Walter Scott & Partners Limited (“Walter Scott”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in Class T of the fund, except that participants in certain group retirement plans were able to open a new account in Class T of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its ClassT shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.

As of November 30, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 320,000 Class A shares and 40,000 Class C and Class I shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the

20

National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2009 in valuing the fund’s investments:

	Level 2—Other	Level 3—
Level 1—	Significant	Significant
Unadjusted	Observable	Unobservable
Quoted Prices	Inputs	Inputs	Total

Assets ($)
Investments in Securities:
Equity Securities—

Domestic†	6,086,539	—	—	6,086,539
Mutual Funds	186,000	—	—	186,000

+ See Statement of Investments for industry classification.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

22

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Each of the tax years in the two-year period ended November 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $12,940, accumulated capital losses $147,556 and unrealized depreciation $698. In addition, the fund had $37,437 of capital losses realized after October 31, 2009, which were deferred for tax purposes to the first day of the following fiscal period.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2009. If not applied, $47,276 of the carryover expires in fiscal 2016 and $100,280 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2009 and November 30, 2008 were as follows: ordinary income $10,602 and $0, respectively.

NOTE 2—Bank Lines of Credit:

The fund participated with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 14, 2009, the $145 million unsecured credit facility with Citibank,N.A.,was increased to $215 million and effective December 10, 2009, was further increased to $225 million.The fund continues participation in the $300 million unsecured credit facility provided by The Bank of NewYork Mellon. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2009, the fund did not borrow under the Facilities.

24

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, until April 1, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that annual fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.15% of the value of the fund’s average daily net assets.The expense reimbursement, pursuant to the undertaking, amounted to $140,994 during the period ended November 30, 2009.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual percentage of the fund’s average daily net assets.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay and Class T shares paid the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended November 30, 2009, Class C and Class T shares were charged $3,407 and $161, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class T shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2009, Class A, Class C and Class T shares were charged $7,843, $1,136 and $161, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer,Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2009, the fund was charged $347 pursuant to the transfer agency agreement,which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2009, the fund was charged $36 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2009, the fund was charged $2,788 pursuant to the custody agreement.

During the period ended November 30, 2009, the fund was charged $6,539 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $3,681,Rule 12b-1 distribution plan fees $304,shareholder services plan fees $892, custodian fees $600, chief compliance officer fees $4,454 and transfer agency per account fees $66, which are offset against an expense reimbursement currently in effect in the amount of $8,395.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

26

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2009, amounted to $2,685,022 and $1,359,851, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended November 30, 2009.These disclosures did not impact the notes to the financial statements.

At November 30, 2009, the cost of investments for federal income tax purposes was $6,273,237; accordingly, accumulated net unrealized depreciation on investments was $698, consisting of $329,330 gross unrealized appreciation and $330,028 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through January 27, 2010, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the increase in the Citibank N.A. Facility to $225 million as noted in Note 2.

The Fund 27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus U.S. Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus U.S. Equity Fund (one of the series comprising Strategic Funds, Inc.) as of November 30, 2009, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S. Equity Fund at November 30, 2009, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with U. S. generally accepted accounting principles.

New York, New York
January 27, 2010

28

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended November 30, 2009 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $10,602 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 9-10, 2009, the Board considered the re-approval for an annual period of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services, and of the Manager’s Sub-Investment Advisory Agreement with Walter Scott & Partners Limited (“Walter Scott”), pursuant to which Walter Scott serves as sub-investment adviser and provides day-to-day management of the fund’s portfolio.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and representatives of the Manager confirmed that there had been no material changes in the information.The Board also discussed the nature, extent, and quality of the services provided to the fund pursuant to the fund’s Management Agreement, and by Walter Scott pursuant to the Sub-Advisory Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s and Walter Scott’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s

30

extensive administrative, accounting, and compliance infrastructure, as well as the Manager’s supervisory activities of Walter Scott.

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing the fund’s management fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance for various periods ended September 30, 2009, and comparisons of total return performance for the fund to the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also were selected by Lipper.The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on financial statements currently available to Lipper as of September 30, 2009. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual management fee was at the Expense Group median and that the fund’s actual management fee was lower than the Expense Universe median.The Board further noted that all but one of the funds in the Expense Group (including the fund) benefited from a full waiver of its management fee.The Board also noted that the fund’s total expense ratio (Class A shares) was lower than the Expense Group and Expense Universe medians.

The Fund 31

I NFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

With respect to the fund’s performance (Class A shares), the Board noted that the fund’s total return was higher than the Performance Group and Performance Universe medians for the reported 1-year period.

Representatives of the Manager noted that there were no similarly managed mutual funds, institutional separate accounts, or wrap fee accounts managed by the Manager or Walter Scott, or any other Dreyfus affiliate with similar investment objectives, policies, and strategies and, as to mutual funds only, reported in the same Lipper category as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the change in the fund’s asset size from the prior year, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager or Walter Scott from acting as investment adviser and sub-investment adviser, respectively, to the fund and noted the soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of

32

economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. Since the Manager, and not the fund, pays Walter Scott the sub-advisory fee, the Board did not consider Walter Scott’s profitability to be relevant to its deliberations. It was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement,and Sub-Investment Advisory Agreement withWalter Scott. Based on the discussions and considerations as described above, the Board reached the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the services provided by the Manager and Walter Scott are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager and Walter Scott from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement, and Sub-Investment Advisory Agreement with Walter Scott, was in the best interests of the fund and its shareholders.

34

The Fund 35

36

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

The Fund 37

38

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

40

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2010 MBSC Securities Corporation

Global Stock Fund

ANNUAL REPORT November 30, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
32	Information About the Review and Approval
of the Fund’s Management Agreement
37	Board Members Information
40	Officers of the Fund

FOR MORE INFORMATION
Back Cover

Global Stock Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Global Stock Fund, covering the 12-month period from December 1, 2008, through November 30, 2009.

Evidence has continued to accumulate that the global recession is over and sustained economic recoveries have begun throughout the world. Central bank liquidity actions, accommodative monetary policies and economic stimulus programs in many different countries succeeded in calming the financial crisis, ending the recession and sparking the beginning of a global expansion. As 2009 draws to a close, economic policy remains stimulative in nearly every country in the world, and we expect these simultaneous stimuli to support a sustained but moderate global expansion in 2010.

The recovering economies have so far had a salutary impact on the world’s stock markets. Stock prices and commodity prices have risen in anticipation of renewed demand from consumers and businesses, particularly in the faster growing emerging markets. However, for much of the reporting period, lower-quality markets and securities have led the advance as investors sought bargains in the wake of economic and market turbulence. Only recently have we seen evidence that investors are focusing more intently on longer-term fundamentals,suggesting to us that market leadership in 2010 may shift to higher-quality stocks and more seasoned investment managers.As always, your financial advisor can help you prepare for the challenges and opportunities that lie ahead.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2008, through November 30, 2009, as provided by Jane Henderson and Roy Leckie of Walter Scott & Partners Limited (Walter Scott), Sub-investment adviser

Fund and Market Performance Overview

For the 12-month period ended November 30, 2009, Global Stock Fund’s Class A shares achieved a return of 37.57%, Class C shares returned 36.69% and Class I shares returned 38.22%.1 In comparison, the fund’s benchmark index, the Morgan Stanley Capital International World Index (the “MSCI World Index”), achieved a 31.79% return over the same period.2

Stocks throughout the world rallied sharply when economic conditions and credit markets stabilized in the wake of the global recession and banking crisis.The fund produced higher returns than its benchmark, as its relatively defensive position early in the reporting period helped cushion the full effect of the downturn. The fund participated in the subsequent rally, albeit to a lesser degree than the overall market. However it was not enough to erase the fund’s outperformance for the reporting period overall.

The Fund’s Investment Approach

The fund seeks long-term real return by investing in stocks of companies with market capitalization in excess of $4 billion that are located in the world’s developed markets. When selecting stocks, Walter Scott seeks companies with fundamental strengths that indicate the potential for sustainable growth.The firm focuses on individual stock selection through extensive fundamental research. Candidates are initially selected for research if they meet certain broad absolute and trend criteria. Financial statements are analyzed in an effort to identify the nature of their operating margins and to understand the variables that add value to their businesses. Companies meeting the financial criteria are subjected to a detailed investigation of their products, cost and pricing, competition, industry position and outlook. Only stocks with a reasonable price to earnings valuation are then purchased.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Global Markets Rallied in Anticipation of Economic Recovery

In the weeks prior to the reporting period, the failures of several major financial institutions nearly led to the collapse of the worldwide banking system. Meanwhile, rising unemployment rates, slumping housing prices and depressed consumer confidence exacerbated the most severe global economic downturn since the 1930s. These influences fueled a bear market that drove global indices to multi-year lows in the first quarter of 2009.

However, market sentiment began to improve in March, as low interest rates, liquidity enhancements, economic stimulus programs and other remedial measures adopted by the world’s monetary and government authorities gained traction. Mounting evidence of recovering credit markets and economic stabilization supported sustained rallies in global stock markets through the reporting period’s end.The rally was led by the financials sector, the emerging markets and other market segments that had been punished severely during the downturn.

Security Selections Boosted Relative Results

The defensive nature of the portfolio in the midst of the recession and financial crisis helped cushion the full effect of the downturn for the fund.Although this strategy caused the fund’s performance to lag market averages slightly during the rally, relative strength in December 2008 and the first quarter of 2009 helped the fund outperform its benchmark for the reporting period overall.

The bottom-up stock selection strategy fared particularly well in the energy sector, where an overweight position helped the fund participate more fully than the benchmark in the beneficial effects of recovering commodity prices. Top performers in the energy sector included Canada’s Suncor Energy, Australia’s Woodside Petroleum and China’s CNOOC.The fund also scored a number of successes in the consumer discretionary sector, where French luxury goods purveyor Moët Hennessy Louis Vuitton (LVMH), Swedish apparel retailer Hennes & Mauritz (H&M) and Japanese automobile parts maker Denso rebounded from earlier weakness. Swiss health care company Alcon also bolstered the fund’s relative performance. Some of the fund’s position in LVMH was subsequently sold on concerns over the group’s strategy.

4

An underweight position in the financials sector weighted on performance during the reporting period. Financials rebounded sharply despite the ongoing credit problems affecting many global financial institutions. In the telecommunications sector, China Mobile lost value as it transitioned into a more mature company. U.S. retail giant Wal-Mart Stores and U.S. medical devices manufacturer C.R. Bard failed to keep pace with their peers during the rally as investors sought more aggressive alternatives.

From a regional perspective, the dampening effect of relatively heavy exposure to the poorer performing Japanese market was outweighed by good stock selection in the country. However, the fund’s investments in Hong Kong lagged global market averages as investors turned away from traditionally defensive utilities in the region, such as China Light & Power Holdings.

Still Finding Opportunities in Recovering Markets

Although Walter Scott expect global stock market gains to moderate in the coming months, the stock selection process has continued to identify fundamentally sound companies that are expanding profits by growing their revenues, not just cutting costs. Indeed,Walter Scott believes that the 2010 market environment may be particularly well suited to this approach, as the end of government liquidity and economic stimulus programs, together with continued deleveraging among consumers and business, appears likely to draw sharp distinctions between winners and losers within regional markets and sectors.

December 15, 2009

1

Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided for Class C reflects the absorption of Class C expenses by The Dreyfus Corporation pursuant to an undertaking in effect through April 1, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, Class C’s return would have been lower.

2

SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of global stock market performance, including the United States, Canada, Europe,Australia, New Zealand and the Far East.

The Fund 5

Comparison of change in value of $10,000 investment in Global Stock Fund Class A shares, Class C shares and Class I shares and the Morgan Stanley Capital International World Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Global Stock Fund on 12/29/06 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International World Index (the “Index”) on that date. For comparative purposes, the value of the Index on 12/31/06 is used as the beginning value on 12/29/06.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index of global stock market performance, including the United States, Canada,Australia, New Zealand and the Far East and includes net dividends reinvested. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 11/30/09

	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (5.75%)	12/29/06	29.71%	–2.23%
without sales charge	12/29/06	37.57%	–0.24%
Class C shares
with applicable redemption charge †	12/29/06	35.69%	–0.96%
without redemption	12/29/06	36.69%	–0.96%
Class I shares	12/29/06	38.22%	0.08%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Global Stock Fund from June 1, 2009 to November 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended November 30, 2009

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 7.20	$ 10.97	$ 5.25
Ending value (after expenses)	$1,158.10	$1,155.00	$1,160.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2009

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 6.73	$ 10.25	$ 4.91
Ending value (after expenses)	$1,018.40	$1,014.89	$1,020.21

† Expenses are equal to the fund’s annualized expense ratio of 1.33% for Class A, 2.03% for Class C and .97%
for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

November 30, 2009

Common Stocks—97.2%	Shares	Value ($)
Australia—2.0%
Woodside Petroleum	124,300	5,550,022
Brazil—2.1%
Petroleo Brasileiro (Preferred), ADR	128,400	5,785,704
Canada—1.0%
Suncor Energy	76,700	2,754,340
Denmark—2.0%
Novo Nordisk, Cl. B	79,000	5,299,981
France—6.1%
Cie Generale d’Optique Essilor International	92,700	5,377,736
Groupe Danone	83,888	5,014,537
L’Oreal	49,800	5,403,387
LVMH Moet Hennessy Louis Vuitton	6,950	723,824
		16,519,484
Hong Kong—9.2%
China Mobile	555,500	5,203,747
CLP Holdings	756,000	5,126,135
CNOOC	3,275,000	5,045,580
Hong Kong & China Gas	2,090,050	4,962,151
Hutchison Whampoa	731,000	4,942,471
		25,280,084
Japan—18.7%
Canon	130,400	5,023,508
Chugai Pharmaceutical	292,100	5,541,925
Daikin Industries	113,900	4,045,268
Denso	146,100	4,081,808
Fanuc	64,400	5,319,482
Honda Motor	122,500	3,826,354
HOYA	180,000	4,591,624
Keyence	13,070	2,626,399
Mitsubishi Estate	372,000	5,788,292
Nintendo	19,700	4,833,838
Shin-Etsu Chemical	102,300	5,550,521
		51,229,019

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Spain—1.2%
Inditex	53,000	3,376,663
Sweden—1.2%
Hennes & Mauritz, Cl. B	55,000	3,252,720
Switzerland—8.6%
Alcon	37,100	5,486,348
Nestle	120,000	5,672,358
Nobel Biocare Holding	45,000	1,337,299
Novartis	100,600	5,583,603
SGS	4,260	5,462,571
		23,542,179
United Kingdom—8.7%
BG Group	285,100	5,173,233
HSBC Holdings	221,300	2,573,891
Reckitt Benckiser Group	104,800	5,344,564
Standard Chartered	23,500	573,708
Tesco	811,000	5,643,526
WM Morrison Supermarkets	978,200	4,430,198
		23,739,120
United States—36.4%
Abbott Laboratories	97,400	5,307,326
Amphenol, Cl. A	85,000	3,502,000
Anadarko Petroleum	59,800	3,559,894
Automatic Data Processing	123,100	5,348,695
C.R. Bard	66,100	5,434,081
Cisco Systems	210,200 [a]	4,918,680
EOG Resources	27,100	2,343,879
Fastenal	105,000	3,893,400
FLIR Systems	97,500 [a]	2,798,250
Gilead Sciences	111,300 [a]	5,125,365
Intel	230,000	4,416,000
Johnson & Johnson	80,700	5,071,188
MasterCard, Cl. A	23,200	5,587,952
Medtronic	116,700	4,952,748
Microsoft	182,000	5,352,620
NIKE, Cl. B	84,000	5,450,760
Oracle	241,900	5,341,152

10

Common Stocks (continued)	Shares	Value ($)
United States (continued)
Schlumberger	81,400	5,200,646
SYSCO	192,000	5,191,680
Wal-Mart Stores	97,300	5,307,715
Walgreen	143,300	5,572,937
		99,676,968
Total Common Stocks
(cost $237,644,736)		266,006,284

Other Investment—2.6%
Registered Investment Company;
Dreyfus Institutional Preferred Plus
Money Market Fund
(cost $7,100,000)	7,100,000 [b]	7,100,000

Total Investments (cost $244,744,736)	99.8%	273,106,284
Cash and Receivables (Net)	.2%	672,611
Net Assets	100.0%	273,778,895

ADR—American Depository Receipts
a Non-income producing security.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Health Care	20.0	Utilities	3.7
Technology	19.8	Financial Services	3.3
Consumer Staples	17.4	Money Market Investment	2.6
Energy	12.9	Materials	2.0
Industrials	8.6	Telecommunication Services	1.9
Consumer Discretionary	7.6		99.8

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2009

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		237,644,736	266,006,284
Affiliated issuers		7,100,000	7,100,000
Cash			468,857
Cash denominated in foreign currencies		85,415	86,282
Dividends and interest receivable			443,980
Receivable for investment securities sold			357,473
Receivable for shares of Common Stock subscribed			182,450
Prepaid expenses			19,428
			274,664,754
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			209,800
Payable for investment securities purchased			585,463
Payable for shares of Common Stock redeemed			33,824
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			2,460
Accrued expenses			54,312
			885,859
Net Assets ($)			273,778,895
Composition of Net Assets ($):
Paid-in capital			245,153,779
Accumulated undistributed investment income—net			1,873,415
Accumulated net realized gain (loss) on investments			(1,631,302)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			28,383,003
Net Assets ($)			273,778,895

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	8,211,735	1,873,496	263,693,664
Shares Outstanding	671,358	155,258	21,332,573
Net Asset Value Per Share ($)	12.23	12.07	12.36

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended November 30, 2009

Investment Income ($):
Income:
Cash dividends (net of $237,932 foreign taxes withheld at source):
Unaffiliated issuers	3,498,890
Affiliated issuers	11,559
Total Income	3,510,449
Expenses:
Management fee—Note 3(a)	1,469,094
Custodian fees—Note 3(c)	89,184
Registration fees	54,389
Professional fees	47,876
Shareholder servicing costs—Note 3(c)	27,735
Directors’ fees and expenses—Note 3(d)	14,191
Distribution fees—Note 3(b)	9,112
Prospectus and shareholders’ reports	5,715
Loan commitment fees—Note 2	1,630
Miscellaneous	23,985
Total Expenses	1,742,911
Less—reduction in management fee due to undertaking—Note 3(a)	(563)
Less—reduction in fees due to earnings credits—Note 1(c)	(371)
Net Expenses	1,741,977
Investment Income—Net	1,768,472
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,283,943
Net realized gain (loss) on forward foreign currency exchange contracts	292,414
Net Realized Gain (Loss)	1,576,357
Net unrealized appreciation (depreciation) on investments and foreign currency transactions [including ($2,460) net unrealized
(depreciation) on forward foreign currency exchange contracts]	55,758,267
Net Realized and Unrealized Gain (Loss) on Investments	57,334,624
Net Increase in Net Assets Resulting from Operations	59,103,096

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2009[a]	2008
Operations ($):
Investment income—net	1,768,472	403,184
Net realized gain (loss) on investments	1,576,357	(3,045,027)
Net unrealized appreciation
(depreciation) on investments	55,758,267	(28,940,818)
Net Increase (Decrease) in Net Assets
Resulting from Operations	59,103,096	(31,582,661)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(8,168)	(27,511)
Class I Shares	(425,048)	(28,974)
Class T Shares	—	(3,780)
Net realized gain on investments:
Class A Shares	—	(32,829)
Class C Shares	—	(6,537)
Class I Shares	—	(141,854)
Class T Shares	—	(977)
Total Dividends	(433,216)	(242,462)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	6,212,436	2,942,601
Class C Shares	1,048,689	710,293
Class I Shares	170,474,722	99,572,506
Class T Shares	—	14,577
Dividends reinvested:
Class A Shares	5,829	31,182
Class C Shares	—	2,391
Class I Shares	166,872	55,509
Class T Shares	—	1,091
Cost of shares redeemed:
Class A Shares	(2,929,771)	(3,134,493)
Class C Shares	(230,707)	(551,272)
Class I Shares	(36,319,067)	(15,506,813)
Class T Shares	(18,311)	(157,167)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	138,410,692	83,980,405
Total Increase (Decrease) in Net Assets	197,080,572	52,155,282
Net Assets ($):
Beginning of Period	76,698,323	24,543,041
End of Period	273,778,895	76,698,323
Undistributed investment income—net	1,873,415	385,820

14

	Year Ended November 30,
	2009[a]	2008
Capital Share Transactions:
Class Ab
Shares sold	565,715	247,015
Shares issued for dividends reinvested	628	2,337
Shares redeemed	(268,802)	(249,183)
Net Increase (Decrease) in Shares Outstanding	297,541	169
Class C
Shares sold	101,758	57,651
Shares issued for dividends reinvested	—	180
Shares redeemed	(25,194)	(46,966)
Net Increase (Decrease) in Shares Outstanding	76,564	10,865
Class I
Shares sold	16,917,733	8,380,761
Shares issued for dividends reinvested	17,847	4,168
Shares redeemed	(3,682,516)	(1,635,811)
Net Increase (Decrease) in Shares Outstanding	13,253,064	6,749,118
Class Tb
Shares sold	—	1,126
Shares issued for dividends reinvested	—	94
Shares redeemed	(2,220)	(11,720)
Net Increase (Decrease) in Shares Outstanding	(2,220)	(10,500)

a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b On the close of business on February 4, 2009, 2,220 Class T shares representing $18,311 were converted to 2,026
Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	8.91	13.73	12.50
Investment Operations:
Investment income—net[b]	.06	.05	.04
Net realized and unrealized
gain (loss) on investments	3.28	(4.70)	1.19
Total from Investment Operations	3.34	(4.65)	1.23
Distributions:
Dividends from investment income—net	(.02)	(.08)	—
Dividends from net realized gain on investments	—	(.09)	—
Total Distributions	(.02)	(.17)	—
Net asset value, end of period	12.23	8.91	13.73
Total Return (%)[c]	37.57	(34.32)	9.92[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.38	1.59	2.40[e]
Ratio of net expenses to average net assets	1.38[f]	1.47	1.46[e]
Ratio of net investment income
to average net assets	.53	.44	.29[e]
Portfolio Turnover Rate	12.75	15.54	14.53[d]
Net Assets, end of period ($ x 1,000)	8,212	3,329	5,132

a From December 29, 2006 (commencement of operations) to November 30, 2007.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
f Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

16

	Year Ended November 30,
Class C Shares	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	8.83	13.64	12.50
Investment Operations:
Investment (loss)—net[b]	(.01)	(.04)	(.06)
Net realized and unrealized
gain (loss) on investments	3.25	(4.68)	1.20
Total from Investment Operations	3.24	(4.72)	1.14
Distributions:
Dividends from net realized gain on investments	—	(.09)	—
Net asset value, end of period	12.07	8.83	13.64
Total Return (%)[c]	36.69	(34.82)	9.12[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.12	2.36	3.16[e]
Ratio of net expenses to average net assets	2.09	2.22	2.20[e]
Ratio of net investment (loss)
to average net assets	(.11)	(.29)	(.46)[e]
Portfolio Turnover Rate	12.75	15.54	14.53[d]
Net Assets, end of period ($ x 1,000)	1,873	695	925

a From December 29, 2006 (commencement of operations) to November 30, 2007.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class I Shares	2009	2008	2007[a,b]
Per Share Data ($):
Net asset value, beginning of period	8.99	13.76	12.50
Investment Operations:
Investment income—net[c]	.11	.10	.07
Net realized and unrealized
gain (loss) on investments	3.31	(4.76)	1.19
Total from Investment Operations	3.42	(4.66)	1.26
Distributions:
Dividends from investment income—net	(.05)	(.02)	—
Dividends from net realized gain on investments	—	(.09)	—
Total Distributions	(.05)	(.11)	—
Net asset value, end of period	12.36	8.99	13.76
Total Return (%)	38.22	(34.12)	10.08[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99	1.17	2.05[e]
Ratio of net expenses to average net assets	.99[f]	1.15	1.18[e]
Ratio of net investment income
to average net assets	1.05	.83	.58[e]
Portfolio Turnover Rate	12.75	15.54	14.53[d]
Net Assets, end of period ($ x 1,000)	263,694	72,656	18,312

a From December 29, 2006 (commencement of operations) to November 30, 2007.
b Effective June 1, 2007, Class R shares were redesignated as Class I shares.
c Based on average shares outstanding at each month end.
d Not annualized.
e Annualized.
f Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Global Stock Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund.The fund’s investment objective seeks long-term total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (“Walter Scott”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in Class T shares of the fund, except that participants in certain group retirement plans were able to open a new account in Class T shares of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggre-

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

gate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no trans-

20

actions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value,the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2009 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	99,676,968	—	—	99,676,968
Equity Securities—
Foreign†	166,329,316	—	—	166,329,316
Mutual Funds	7,100,000	—	—	7,100,000
Other Financial
Instruments††	—	—	—	—
Liabilities ($)
Other Financial
Instruments††	—	(2,460)	—	(2,460)

†	See Statement of Investments for country classification.
††	Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

22

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies,currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended November 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,873,415, accumulated capital losses $967,165 and unrealized appreciation $28,166,038. In addition, the fund had $447,172 of capital losses realized after October 31, 2009, which were deferred for tax purposes to the first day of the following fiscal year.

24

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2009. If not applied, $955,153 of the carryover expires in fiscal 2016 and $12,012 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2009 and November 30, 2008 were as follows: ordinary income $433,216 and $242,462, respectively.

During the period ended November 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, the fund increased accumulated undistributed investment income-net by $152,339 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participated with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 14, 2009,the $145 million unsecured credit facility with Citibank,N.A.,was increased to $215 million and effective December 10, 2009, was further increased to $225 million.The fund continues participation in the $300 million unsecured credit facility provided by The Bank of New York Mellon. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2009, the fund did not borrow under the Facilities.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with Dreyfus, the management fee is computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, until April 1, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that annual fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.25% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $563 during the period ended November 30, 2009.

During the period ended November 30, 2009, the Distributor retained $4,348 from commissions earned on sales of the fund’s Class A shares.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual percentage of the fund’s average daily net assets.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay and Class T shares paid the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended November 30, 2009, Class C and Class T shares were charged $9,104 and $8, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class T shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a

26

securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2009, Class A, Class C and Class T shares were charged $13,061, $3,035 and $8, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2009, the fund was charged $3,208 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2009, the fund was charged $371 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2009, the fund was charged $89,184 pursuant to the custody agreement.

During the period ended November 30, 2009, the fund was charged $6,539 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $187,281, Rule 12b-1 distribution plan fees $1,134, shareholder services plan fees $2,093, custodian fees $15,043, chief compliance officer fees $4,454 and transfer agency per account fees $251, which are offset against an expense reimbursement currently in effect in the amount of $456.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended November 30, 2009, amounted to $154,604,153 and $21,200,375, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Forward Foreign Currency Exchange Contracts: The fund may enter into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those

28

dates.With respect to purchases of forward contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at November 30, 2009:

	Foreign			Unrealized
Forward Foreign Currency	Currency			(Depreciation)
Exchange Contracts	Amounts	Cost ($)	Value ($)	at 11/30/2009 ($)
Purchases:
British Pound,
expiring 12/2/2009	355,886	586,713	585,463	(1,250)
Sales:		Proceeds ($)
Euro, expiring 12/1/2009	103,441	154,158	155,321	(1,163)
Euro, expiring 12/2/2009	134,629	202,105	202,152	(47)
				(2,460)

At November 30, 2009, the cost of investments for federal income tax purposes was $244,961,701; accordingly, accumulated net unrealized appreciation on investments was $28,144,583, consisting of $30,988,992 gross unrealized appreciation and $2,844,409 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through January 27, 2010, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the increase in the Citibank, N.A. Facility to $225 million as noted in Note 2.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Global Stock Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Global Stock Fund (one of the series comprising Strategic Funds, Inc.) as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Stock Fund at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U. S. generally accepted accounting principles.

New York, New York
January 27, 2010

30

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended November 30, 2009:

—the total amount of taxes paid to foreign countries was $237,932

—the total amount of income sourced from foreign countries was $1,549,848.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2009 calendar year with Form 1099-DIV which will be mailed in early 2010.

For the fiscal year ended November 30, 2009, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $433,216 represents the maximum amount that may be considered qualified dividend income.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 9-10, 2009, the Board considered the re-approval for an annual period of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services, and of the Manager’s Sub-Investment Advisory Agreement with Walter Scott & Partners Limited (“Walter Scott”), pursuant to which Walter Scott serves as sub-investment adviser and provides day-to-day management of the fund’s portfolio.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and representatives of the Manager confirmed that there had been no material changes in the information. The Board also discussed the nature, extent, and quality of the services provided to the fund pursuant to the fund’s Management Agreement, and by Walter Scott pursuant to the Sub-Investment Advisory Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s and Walter Scott’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund

32

accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure, as well as the Manager’s supervisory activities over Walter Scott.

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing the fund’s management fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance for various periods ended September 30, 2009, and comparisons of total return performance for the fund to the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also were selected by Lipper. The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe. The Manager also provided a comparison of the fund’s total return to the return of the fund’s benchmark index for the two calendar years since the fund’s inception.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on financial statements currently available to Lipper as of September 30, 2009. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual management fee was at the Expense Group median, and

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

that the fund’s actual management fee was higher than the Expense Group and Expense Universe medians.The Board also noted that the fund’s total expense ratio (Class A shares) was lower than the Expense Group median and approximated the Expense Universe median.

With respect to the fund’s performance (Class A shares), the Board noted that the fund was the top ranked fund for total return in the Performance Group, and ranked in the first decile (i.e., top 10%) for total return in the Performance Universe, for each reported time period up to 2 years.The Board noted that the fund commenced operations in December 2006 and achieved a total return higher than its benchmark index for both calendar years 2007 and 2008.

Representatives of the Manager noted that there were no similarly managed mutual funds, institutional separate accounts, or wrap fee accounts managed by the Manager or Walter Scott, or any other Dreyfus affiliate with similar investment objectives, policies, and strategies as the fund and, as to mutual funds only, reported in the same Lipper category as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the change in the fund’s

34

asset size from the prior year,and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager and Walter Scott from acting as investment adviser and sub-investment adviser to the fund, respectively, and noted the soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. Since the Manager, and not the fund, pays Walter Scott the sub-advisory fee, the Board did not consider Walter Scott’s profitability to be relevant to its deliberations. It was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement,and Sub-Investment Advisory Agreement withWalter Scott. Based on the discussions and considerations as described above, the Board reached the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the services provided by the Manager and Walter Scott are adequate and appropriate.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative per- formance and expense and management fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager or Walter Scott from its relation- ship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement, and Sub-Investment Advisory Agreement with Walter Scott, was in the best interests of the fund and its shareholders.

36

The Fund 37

38

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

The Fund 39

40

The Fund 41

OFFICERS OF THE FUND (Unaudited) (continued)

42

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2010 MBSC Securities Corporation

International

Stock Fund

ANNUAL REPORT November 30, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Important Tax Information
33	Information About the Review and Approval
of the Fund’s Management Agreement
38	Board Members Information
41	Officers of the Fund

FOR MORE INFORMATION
Back Cover

International
Stock Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for International Stock Fund, covering the 12-month period from December 1, 2008, through November 30, 2009.

Evidence has continued to accumulate that the global recession is over and sustained economic recoveries have begun throughout the world. Central bank liquidity actions, accommodative monetary policies and economic stimulus programs in many different countries succeeded in calming the financial crisis, ending the recession and sparking the beginning of a global expansion. As 2009 draws to a close, economic policy remains stimulative in nearly every country in the world, and we expect these simultaneous stimuli to support a sustained but moderate global expansion in 2010.

The recovering economies have so far had a salutary impact on the world’s stock markets. Stock prices and commodity prices have risen in anticipation of renewed demand from consumers and businesses, particularly in the faster growing emerging markets. However, for much of the reporting period, lower-quality markets and securities have led the advance as investors sought bargains in the wake of economic and market turbulence. Only recently have we seen evidence that investors are focusing more intently on longer-term fundamentals, suggesting to us that market leadership in 2010 may shift to higher-quality stocks and more seasoned investment managers. As always, your financial advisor can help you prepare for the challenges and opportunities that lie ahead.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2008, through November 30, 2009, as provided by Jane Henderson and Roy Leckie of Walter Scott & Partners Limited (Walter Scott), Sub-investment adviser

Fund and Market Performance Overview

For the 12-month period ended November 30, 2009, International Stock Fund’s Class A shares achieved a return of 43.33%, Class C shares returned 42.31% and Class I shares returned 43.98%.1 In comparison, the fund’s benchmark index, the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “MSCI EAFE Index”), achieved a 37.72% return over the same period.2

Stocks throughout the world rallied sharply when economic conditions and credit markets stabilized in the wake of the global recession and banking crisis.The fund produced higher returns than its benchmark, as its relatively defensive position early in the reporting period helped cushion the full effect of the downturn. The fund participated in the subsequent rally, albeit to a lesser degree than the market. However, it was not enough to erase the fund’s outperformance for the reporting period overall.

The Fund’s Investment Approach

The fund seeks long-term real return by investing in stocks of companies with market capitalization in excess of $6 billion that are located in the world’s developed markets outside of the United States.When selecting stocks, Walter Scott seeks companies with fundamental strengths that indicate the potential for sustainable growth. The firm focuses on individual stock selection through extensive fundamental research. Candidates are initially selected for research if they meet certain broad absolute and trend criteria. Financial statements are analysed in an effort to identify the nature of their operating margins and to understand the variables that add value to their businesses.Companies meeting the financial criteria are subjected to a detailed investigation of their products, cost and pricing, competition, industry position and outlook. Only stocks with a reasonable price to earnings valuation are then purchased.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

World Markets Rallied in Anticipation of Economic Recovery

In the weeks prior to the reporting period, the worldwide credit crisis nearly led to a collapse of the international banking system. Meanwhile, rising unemployment rates, slumping housing prices and depressed consumer confidence exacerbated the most severe global economic downturn since the 1930s.These influences fueled a bear market that drove international stock market averages to multi-year lows in the first quarter of 2009.

However, market sentiment began to improve in March, as low interest rates, liquidity enhancements, economic stimulus programs and other remedial measures adopted by the world’s monetary and government authorities gained traction. Mounting evidence of recovering credit markets and economic stabilization supported sustained rallies in global stock markets through the reporting period’s end.The rally was led by the financials sector, the emerging markets and other market segments that had been punished severely during the downturn.

Security Selections Boosted Relative Results

The portfolios defensive structure in the midst of the recession and financial crisis helped cushion the full effect of the downturn. Although this strategy caused the fund’s performance to lag market averages slightly during the rally, relative strength in December 2008 and the first quarter of 2009 helped the fund outperform its benchmark for the reporting period overall.

The bottom-up stock selection strategy fared particularly well in the energy sector, where an overweight position helped the fund participate more fully than the benchmark in the beneficial effects of recovering commodity prices. Top performers in the energy sector included Canada’s Suncor Energy, Australia’s Woodside Petroleum and China’s CNOOC.The fund also scored a number of successes in the consumer discretionary sector, where British apparel company Burberry Group, French luxury goods purveyor Moët Hennessy Louis Vuitton (LVMH) and Japanese automobile parts maker Denso rebounded from earlier weakness.

An underweight position in the financials sector weighted on performance during the reporting period. Financials rebounded sharply despite the ongoing credit problems affecting many global financial institutions. From a regional perspective, the dampening effect of relatively heavy exposure to the poorer performing Japanese market was outweighed by the benefit of good stock selection. Among individual stocks, Japanese drug developerTakeda Pharmaceutical declined amid concerns regarding patent expirations and high product development costs. Also in Japan, a troubled real estate market hampered results from securities services provider Secom and housing construction and management company Daito Trust Construction. Finally, in the fast-growing Chinese market, telecommunications company China Mobile lost value as it evolved into a more mature, slower growing company.

Still Finding Opportunities in Recovering Markets

Although Walter Scott expects international stock market gains to moderate over the foreseeable future, the stock selection process has continued to identify fundamentally sound companies that are expanding profits by growing their revenues, not just cutting costs. Indeed,Walter Scott believes that the 2010 market environment may be particularly well suited to this approach, as the end of government liquidity and economic stimulus programs, together with continued deleveraging among consumers and business, appears likely to draw sharp distinctions between winners and losers within regional markets and economic sectors.

December 15, 2009

1

Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through April 1, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2

SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Returns are calculated on a month-end basis.

The Fund 5

Comparison of change in value of $10,000 investment in International Stock Fund Class A shares, Class C shares and Class I shares and the Morgan Stanley Capital International Europe,
Australasia, Far East Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of International Stock
Fund on 12/29/06 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International
Europe, Australasia, Far East Index (the “Index”) on that date. For comparative purposes, the value of the Index on
12/31/06 is used as the beginning value on 12/29/06. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged, market capitalization weighted index that is designed to measure the performance of publicly traded stocks issued by companies in developed markets excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 11/30/09

	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (5.75%)	12/29/06	35.15%	–2.87%
without sales charge	12/29/06	43.33%	–0.89%
Class C shares
with applicable redemption charge †	12/29/06	41.31%	–1.63%
without redemption	12/29/06	42.31%	–1.63%
Class I shares	12/29/06	43.98%	–0.50%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in International Stock Fund from June 1, 2009 to November 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2009

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 7.55	$ 11.84	$ 5.24
Ending value (after expenses)	$1,149.90	$1,146.30	$1,153.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2009

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 7.08	$ 11.11	$ 4.91
Ending value (after expenses)	$1,018.05	$1,014.04	$1,020.21

† Expenses are equal to the fund’s annualized expense ratio of 1.40% for Class A, 2.20% for Class C and .97%
for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2009

Common Stocks—96.5%	Shares	Value ($)
Australia—2.0%
Woodside Petroleum	157,200	7,019,014
Belgium—2.1%
Colruyt	29,500	7,497,034
Brazil—2.1%
Petroleo Brasileiro (Preferred), ADR	164,000	7,389,840
Canada—1.0%
Suncor Energy	97,100	3,486,915
Denmark—2.1%
Novo Nordisk, Cl. B	113,800	7,634,656
France—6.0%
Cie Generale d’Optique Essilor International	116,000	6,729,421
Groupe Danone	111,800	6,683,021
L’Oreal	66,400	7,204,517
LVMH Moet Hennessy Louis Vuitton	8,190	852,966
		21,469,925
Germany—4.2%
Adidas	136,600	7,820,893
SAP	149,200	7,128,659
		14,949,552
Hong Kong—11.4%
China Mobile	758,000	7,100,703
CLP Holdings	1,073,000	7,275,585
CNOOC	4,702,000	7,244,067
Esprit Holdings	817,506	5,495,712
Hong Kong & China Gas	2,974,550	7,062,112
Hutchison Whampoa	1,011,000	6,835,620
		41,013,799
Japan—32.4%
AEON Mall	250,000	4,584,105
Canon	191,700	7,385,019
Chugai Pharmaceutical	398,700	7,564,415
Daikin Industries	196,100	6,964,681
Daito Trust Construction	159,900	7,602,834
Denso	176,500	4,931,137
Fanuc	83,700	6,913,674
Hirose Electric	72,100	7,623,716

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Honda Motor	155,800	4,866,497
HOYA	246,900	6,298,178
INPEX	812	6,331,421
Keyence	35,400	7,113,582
Komatsu	377,600	7,417,455
Mitsubishi Estate	508,000	7,904,442
Nintendo	28,700	7,042,191
Secom	49,000	2,290,143
Shimamura	34,200	3,200,810
Shin-Etsu Chemical	133,800	7,259,625
Tokio Marine Holdings	99,600	2,863,327
		116,157,252
Mexico—2.0%
America Movil, ADR, Ser. L	152,100	7,358,598
Singapore—.6%
DBS Group Holdings	217,500	2,250,434
Spain—1.8%
Inditex	103,000	6,562,194
Sweden—1.7%
Hennes & Mauritz, Cl. B	103,000	6,091,457
Switzerland—10.8%
Alcon	46,700	6,905,996
Nestle	147,800	6,986,454
Nobel Biocare Holding	110,000	3,268,953
Novartis	139,500	7,742,670
Roche Holding	19,000	3,174,075
SGS	5,675	7,277,017
Synthes	26,300	3,458,838
		38,814,003
United Kingdom—16.3%
BG Group	359,000	6,514,172
Burberry Group	560,100	5,252,060
Cairn Energy	72,500 [a]	3,673,483
Centrica	1,712,000	7,170,533
HSBC Holdings	585,000	6,804,004
Reckitt Benckiser Group	143,000	7,292,678

Common Stocks (continued)	Shares	Value ($)
United Kingdom (continued)
Smith & Nephew	765,000	7,274,088
Standard Chartered	30,700	749,483
Tesco	1,050,000	7,306,661
WM Morrison Supermarkets	1,456,500	6,596,385
		58,633,547
Total Common Stocks
(cost $319,724,498)		346,328,220

Other Investment—3.3%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $11,800,000)	11,800,000 [b]	11,800,000

Total Investments (cost $331,524,498)	99.8%	358,128,220
Cash and Receivables (Net)	.2%	689,429
Net Assets	100.0%	358,817,649

ADR—American Depository Receipts

a Non-income producing security.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Health Care	15.0	Utilities	6.0
Consumer Staples	13.8	Telecommunication Services	4.0
Consumer Discretionary	12.6	Money Market Investment	3.3
Technology	11.9	Materials	2.0
Energy	11.6	Financial	.2
Industrial	10.5
Financial Services	8.9		99.8

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2009

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		319,724,498	346,328,220
Affiliated issuers		11,800,000	11,800,000
Cash			901,874
Cash denominated in foreign currencies		150,355	151,779
Dividends and interest receivable			901,291
Receivable for investment securities sold			560,412
Receivable for shares of Common Stock subscribed			187,771
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			709
Prepaid expenses			24,389
			360,856,445
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			281,243
Payable for investment securities purchased			862,497
Payable for shares of Common Stock redeemed			834,500
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			2,753
Accrued expenses			57,803
			2,038,796
Net Assets ($)			358,817,649
Composition of Net Assets ($):
Paid-in capital			351,279,423
Accumulated undistributed investment income—net			2,387,702
Accumulated net realized gain (loss) on investments			(21,503,585)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			26,654,109
Net Assets ($)			358,817,649

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	18,058,680	1,223,911	339,535,058
Shares Outstanding	1,508,325	103,495	28,206,043
Net Asset Value Per Share ($)	11.97	11.83	12.04

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 2009

Investment Income ($):
Income:
Cash dividends (net of $391,201 foreign taxes withheld at source):
Unaffiliated issuers	4,512,854
Affiliated issuers	13,875
Total Income	4,526,729
Expenses:
Management fee—Note 3(a)	1,760,753
Custodian fees—Note 3(c)	168,831
Professional fees	50,687
Registration fees	49,341
Shareholder servicing costs—Note 3(c)	33,245
Directors’ fees and expenses—Note 3(d)	18,692
Prospectus and shareholders’ reports	5,064
Distribution fees—Note 3(b)	4,683
Loan commitment fees—Note 2	2,737
Interest expense—Note 2	2,705
Miscellaneous	34,815
Total Expenses	2,131,553
Less—reduction in management fee due to undertaking—Note 3(a)	(1,331)
Less—reduction in fees due to earnings credits—Note 1(c)	(392)
Net Expenses	2,129,830
Investment Income—Net	2,396,899
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(14,268,988)
Net realized gain (loss) on forward foreign currency exchange contracts	(682,743)
Net Realized Gain (Loss)	(14,951,731)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions [including ($7,829) net unrealized
(depreciation) on forward foreign currency exchange contracts]	85,132,414
Net Realized and Unrealized Gain (Loss) on Investments	70,180,683
Net Increase in Net Assets Resulting from Operations	72,577,582

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2009[a]	2008
Operations ($):
Investment income—net	2,396,899	1,409,429
Net realized gain (loss) on investments	(14,951,731)	(6,498,083)
Net unrealized appreciation
(depreciation) on investments	85,132,414	(63,728,113)
Net Increase (Decrease) in Net Assets
Resulting from Operations	72,577,582	(68,816,767)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(14,326)	(2,703)
Class C Shares	(315)	—
Class I Shares	(1,438,410)	(297,622)
Class T Shares	(959)	—
Net realized gain on investments:
Class A Shares	—	(9,236)
Class C Shares	—	(2,680)
Class I Shares	—	(421,833)
Class T Shares	—	(82)
Total Dividends	(1,454,010)	(734,156)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	16,902,665	1,019,761
Class C Shares	946,149	140,622
Class I Shares	228,631,789	154,993,986
Class T Shares	—	69,887
Dividends reinvested:
Class A Shares	13,684	11,178
Class C Shares	233	993
Class I Shares	430,172	383,949
Class T Shares	551	—
Cost of shares redeemed:
Class A Shares	(1,905,577)	(661,814)
Class C Shares	(112,519)	(234,101)
Class I Shares	(78,185,632)	(36,181,696)
Class T Shares	(20,033)	(55,160)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	166,701,482	119,487,605
Total Increase (Decrease) in Net Assets	237,825,054	49,936,682
Net Assets ($):
Beginning of Period	120,992,595	71,055,913
End of Period	358,817,649	120,992,595
Undistributed investment income—net	2,387,702	1,430,902

	Year Ended November 30,
	2009[a]	2008
Capital Share Transactions:
Class Ab
Shares sold	1,545,517	91,782
Shares issued for dividends reinvested	1,512	837
Shares redeemed	(172,304)	(60,723)
Net Increase (Decrease) in Shares Outstanding	1,374,725	31,896
Class C
Shares sold	90,996	13,120
Shares issued for dividends reinvested	26	75
Shares redeemed	(11,194)	(22,194)
Net Increase (Decrease) in Shares Outstanding	79,828	(8,999)
Class I
Shares sold	22,570,720	12,943,558
Shares issued for dividends reinvested	47,481	28,804
Shares redeemed	(8,544,986)	(3,867,608)
Net Increase (Decrease) in Shares Outstanding	14,073,215	9,104,754
Class Tb
Shares sold	—	5,875
Shares issued for dividends reinvested	64	—
Shares redeemed	(2,414)	(4,525)
Net Increase (Decrease) in Shares Outstanding	(2,350)	1,350

a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b On the close of business on February 4, 2009, 2,414 Class T shares representing $20,033 were converted to 2,316
Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	8.43	13.72	12.50
Investment Operations:
Investment income—net[b]	.05	.09	.07
Net realized and unrealized
gain (loss) on investments	3.58	(5.28)	1.15
Total from Investment Operations	3.63	(5.19)	1.22
Distributions:
Dividends from investment income—net	(.09)	(.02)	—
Dividends from net realized gain on investments	—	(.08)	—
Total Distributions	(.09)	(.10)	—
Net asset value, end of period	11.97	8.43	13.72
Total Return (%)[c]	43.33	(38.07)	9.76[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.43	1.43	1.75[e]
Ratio of net expenses to average net assets	1.42	1.41	1.47[e]
Ratio of net investment income
to average net assets	.50	.79	.50[e]
Portfolio Turnover Rate	21.67	13.18	13.34[d]
Net Assets, end of period ($ x 1,000)	18,059	1,126	1,396

a From December 29, 2006 (commencement of operations) to November 30, 2007.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

	Year Ended November 30,
Class C Shares	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	8.32	13.64	12.50
Investment Operations:
Investment income (loss)—net[b]	(.01)	.00[c]	(.04)
Net realized and unrealized
gain (loss) on investments	3.53	(5.24)	1.18
Total from Investment Operations	3.52	(5.24)	1.14
Distributions:
Dividends from investment income—net	(.01)	—	—
Dividends from net realized gain on investments	—	(.08)	—
Total Distributions	(.01)	(.08)	—
Net asset value, end of period	11.83	8.32	13.64
Total Return (%)[d]	42.31	(38.58)	9.04[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.25	2.24	2.50[f]
Ratio of net expenses to average net assets	2.22	2.20	2.21[f]
Ratio of net investment income
(loss) to average net assets	(.13)	.03	(.31)[f]
Portfolio Turnover Rate	21.67	13.18	13.34[e]
Net Assets, end of period ($ x 1,000)	1,224	197	445

a From December 29, 2006 (commencement of operations) to November 30, 2007.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Exclusive of sales charge.
e Not annualized.
f Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class I Shares	2009	2008	2007[a,b]
Per Share Data ($):
Net asset value, beginning of period	8.47	13.76	12.50
Investment Operations:
Investment income—net[c]	.12	.14	.11
Net realized and unrealized
gain (loss) on investments	3.57	(5.30)	1.15
Total from Investment Operations	3.69	(5.16)	1.26
Distributions:
Dividends from investment income—net	(.12)	(.05)	—
Dividends from net realized gain on investments	—	(.08)	—
Total Distributions	(.12)	(.13)	—
Net asset value, end of period	12.04	8.47	13.76
Total Return (%)	43.98	(37.82)	10.08[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	1.03	1.38[e]
Ratio of net expenses to average net assets	1.01[f]	1.02	1.16[e]
Ratio of net investment income
to average net assets	1.18	1.19	.81[e]
Portfolio Turnover Rate	21.67	13.18	13.34[d]
Net Assets, end of period ($ x 1,000)	339,535	119,650	69,201

a From December 29, 2006 (commencement of operations) to November 30, 2007.
b Effective June 1, 2007, Class R shares were redesignated as Class I shares.
c Based on average shares outstanding at each month end.
d Not annualized.
e Annualized.
f Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

International Stock Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to pursue long-term total return.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.Walter Scott & Partners Limited (“Walter Scott”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in Class T shares of the fund, except that participants in certain group retirement plans were able to open a new account in Class T shares of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggre-

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

gate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2009 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	346,328,220	—	—	346,328,220
Mutual Funds	11,800,000	—	—	11,800,000
Other Financial
Instruments††	—	709	—	709
Liabilities ($)
Other Financial
Instruments††	—	(2,753)	—	(2,753)

†	See Statement of Investments for country classification.
††	Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments, resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended November 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,363,547, accumulated capital losses $17,053,730 and unrealized appreciation $21,968,321. In addition, the fund had $426,016 of capital losses and $313,896 of passive foreign investment company losses realized after October 31, 2009, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2009. If not applied, $1,939,230 of the carryover expires in fiscal 2016 and $15,114,500 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2009 and November 30, 2008 were as follows: ordinary income $1,454,010 and $734,156, respectively.

During the period ended November 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, the fund increased accumulated undistributed investment income-net by $13,911 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participated with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 14, 2009, the $145 million unsecured credit facility with Citibank, N.A., was increased to $215 million and effective December 10, 2009, was further increased to $225 million.The fund continues participation in the $300 million unsecured credit facility provided by The Bank of NewYork Mellon. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended November 30, 2009 was approximately $186,600 with a related weighted average annualized interest rate of 1.45%.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with Dreyfus, the management fee is computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, until April 1, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that annual fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.25% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $1,331 during the period ended November 30, 2009.

During the period ended November 30, 2009, the Distributor retained $2,645 from commissions earned on sales of the fund’s Class A shares.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual percentage of the fund’s average daily net assets.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay and Class T shares paid the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended November 30, 2009, Class C and Class T shares were charged $4,674 and $9, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class T shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2009, Class A, Class C and Class T shares were charged $16,182, $1,558 and $9, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2009, the fund was charged $3,382 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2009, the fund was charged $392 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2009, the fund was charged $168,831 pursuant to the custody agreement.

During the period ended November 30, 2009, the fund was charged $6,539 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $242,256, Rule 12b-1 distribution plan fees $702, shareholder services plan fees $3,908, custodian fees $30,025, chief compliance offi-

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

cer fees $4,454 and transfer agency per account fees $680, which are offset against an expense reimbursement currently in effect in the amount of $782.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended November 30, 2009, redemption fees charged and retained by the fund amounted to $20,356.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended November 30, 2009, amounted to $199,640,989 and $43,665,582, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Forward Foreign Currency Exchange Contracts: The fund may enter into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at November 30, 2009:

				Unrealized
	Foreign			Appreciation
Forward Foreign Currency	Currency			(Depreciation)
Exchange Contracts	Amounts	Cost ($)	Value ($)	at 11/30/2009 ($)
Purchases:
British Pound,
expiring 12/2/2009	377,895	622,997	621,670	(1,327)
Swiss Franc,
expiring 12/1/2009	98,092	96,948	97,657	709
Sales:		Proceeds ($)
Euro, expiring 12/1/2009	121,989	181,800	183,172	(1,372)
Euro, expiring 12/2/2009	155,886	234,016	234,070	(54)
Gross Unrealized Appreciation				709
Gross Unrealized Depreciation				(2,753)

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

At November 30, 2009, the cost of investments for federal income tax purposes was $336,210,286; accordingly, accumulated net unrealized appreciation on investments was $21,917,934, consisting of $34,796,058 gross unrealized appreciation and $12,878,124 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through January 27, 2010, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the increase in the Citibank, N.A. Facility to $225 million as noted in Note 2.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
International Stock Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of International Stock Fund (one of the series comprising Strategic Funds, Inc.) as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Stock Fund at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U. S. generally accepted accounting principles.

New York, New York
January 27, 2010

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended November 30, 2009:

—the total amount of taxes paid to foreign countries was $391,201

—the total amount of income sourced from foreign countries was $3,763,819.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2009 calendar year with Form 1099-DIV which will be mailed in early 2010.

For the fiscal year ended November 30, 2009, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,454,010 represents the maximum amount that may be considered qualified dividend income.

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 9-10, 2009, the Board considered the re-approval for an annual period of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services, and of the Manager’s Sub-Investment Advisory Agreement with Walter Scott & Partners Limited (“Walter Scott”), pursuant to which Walter Scott serves as sub-investment adviser and provides day-to-day management of the fund’s portfolio.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and representatives of the Manager confirmed that there had been no material changes in the information. The Board also discussed the nature, extent, and quality of the services provided to the fund pursuant to the fund’s Management Agreement, and by Walter Scott pursuant to the Sub-Advisory Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s and Walter Scott’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regu-

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

latory requirements.The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure, as well as the Manager’s supervisory activities of Walter Scott.

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing the fund’s management fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance for various periods ended September 30, 2009, and comparisons of total return performance for the fund to the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also were selected by Lipper. The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe. The Manager also provided a comparison of the fund’s total return to the return of the fund’s benchmark index for the two calendar years since the fund’s inception.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on financial statements currently available to Lipper as of September 30, 2009. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual management fee was lower than the Expense Group median and that the fund’s actual management fee approximated the Expense Group and Expense Universe medians. The Board also noted that the fund’s total expense ratio (Class A shares) was lower than the Expense Group median and approximated the Expense Universe median.

With respect to the fund’s performance (Class A shares), the Board noted that the fund was the top ranked fund for total return in the Performance Group for each reported time period up to 2 years.The Board also noted that the fund’s total return ranked in the first decile (i.e., top 10%) in the Performance Universe for each reported time period up to 2 years.The Board noted that the fund commenced operations in December 2006 and achieved total return results higher than the fund’s benchmark index for calendar year 2008, while such results were lower for calendar year 2007.

Representatives of the Manager noted that there were no similarly managed mutual funds, institutional separate accounts, or wrap fee accounts managed by the Manager or Walter Scott, or any other Dreyfus affiliate with similar investment objectives, policies, and strategies and, as to mutual funds only, reported in the same Lipper category as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the change in the fund’s asset size from the prior year, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager or Walter

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Scott from acting as investment adviser and sub-investment adviser, respectively, to the fund and noted the soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. Since the Manager, and not the fund, pays Walter Scott the sub-advisory fee, the Board did not consider Walter Scott’s profitability to be relevant to its deliberations. It was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement, and Sub-Investment Advisory Agreement with Walter Scott. Based on the discussions and considerations as described above, the Board reached the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the services provided by the Manager and Walter Scott are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative per- formance and expense and management fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager and Walter Scott from its relation- ship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement, and Sub-Investment Advisory Agreement with Walter Scott, was in the best interests of the fund and its shareholders.

The Fund 37

The Fund 39

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

The Fund 41

The Fund 43

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2010 MBSC Securities Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $85,434 in 2008 and $130,875 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $20,796 in 2008 and $15,828 in 2009.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $8,528 in 2008 and $13,113 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $36 in 2008 and $59 in 2009. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2008 and $0 in 2009.

Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $9,452,992 in 2008 and $26,086,988 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

STRATEGIC FUNDS, INC

By:	/s/ Bradley J. Skapyak

Bradley J. Skapyak,
President

Date:	January 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak

Bradley J. Skapyak,
President

Date:	January 19, 2010

By:	/s/ James Windels

James Windels,
Treasurer

Date:	January 19, 2010

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)